UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2008

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2008, Hewitt Associates, Inc. issued a press release announcing its results of operations for the quarter and fiscal year ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In addition to the issuance of a press release, Hewitt Associates, Inc. conducted a conference call regarding its results of operations for the quarter and fiscal year ended September 30, 2008. The script of the conference call is attached as Exhibit 99.2 to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

Hewitt Associates’ November 14, 2008 press release announcing its results of operations for the quarter and fiscal year ended September 30, 2008 erroneously reported deferred taxes of $(6,976,000) for the fiscal year ended September 30, 2008 in the statement of cash flow. The correct number should have been $6,976,000. The error did not impact net cash provided from operating activities.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release announcing Hewitt Associates, Inc.’s results of operations for the quarter and fiscal year ended September 30, 2008.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter and fiscal year ended September 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

By:	/s/ Steven J. Kyono
Name:	Steven J. Kyono
Title:	Senior Vice President

Date: November 14, 2008

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Exhibit Index

Number	Description
99.1	Press release announcing Hewitt Associates, Inc.’s results of operations for the quarter and fiscal year ended September 30, 2008.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter and fiscal year ended September 30, 2008.

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